MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST        Two World Trade Center

LETTER TO THE SHAREHOLDERS March 31, 1999               New York, New York 10048

DEAR SHAREHOLDER:

During the six-month period ended March 31, 1999, the U.S. economy continued to display signs of robust expansion as employment grew, income climbed and consumers remained resilient. Despite strong economic growth, however, inflation did not materialize, due primarily to the lingering effects of Asian and Russian economic turmoil and signs of distress in the Latin American economies. In mid-October and again in mid-November, the Federal Reserve Board cut the federal-funds rate. The central bank's action served to provide stability to a marketplace rocked by one financial crisis after another.

As of March 31, 1999, the inflation environment remained favorable. Going forward, we believe that the deflationary trend evident in the Asian and emerging-market economies is likely to help keep inflation in check in the United States well into 2000.

During the period under review, interest rates on intermediate-term U.S. Treasury securities were highly volatile. The yield on the five-year U.S. Treasury note ranged from 3.97 percent to 5.31 percent. On March 31, 1999, the five-year U.S. Treasury note was yielding 5.10 percent compared to 4.22 percent on September 30, 1998.

PERFORMANCE AND PORTFOLIO STRATEGY

During the six-month period under review, Morgan Stanley Dean Witter Government Income Trust's performance was reflective of the volatile interest-rate environment. On March 31, 1999, the Trust's net asset value per share (NAV) was $9.42, down from $9.72 per share on September 30, 1998. For this six-month period, the Trust's total return (based on NAV) was 0.03 percent, including reinvestment of dividends of $0.282 per share. Over the same period, the Trust's market price per share on the New York Stock Exchange (NYSE) declined from $9.00 per share to $8.6875 per share. Based on market value, the Trust's total return for the period was -0.37 percent, including the reinvestment of dividends. The Trust continued to declare income dividends, at a rate of $0.047 per share per month.

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

As of March 31, 1999, the Trust had net assets in excess of $401 million, with 61 percent invested in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association
(FNMA) and the Federal Home Loan Mortgage Corp. (FHLMC), 27 percent in U.S. government agency obligations, 10 percent in U.S. Treasury securities and the remaining 2 percent in cash equivalents. On March 31, 1999, the Trust's average maturity was 5.9 years.

For the balance of 1999, income and proceeds from sales or maturities may be reinvested in mortgage-backed securities. We believe these securities continue to offer not only significant long-term value, with an incremental yield incentive over U.S. Treasury securities of similar maturity, but also the potential for attractive total returns.

On March 30, 1999, the Board of Trustees declared a monthly income dividend of $0.047 per share, payable April 23, 1999, to shareholders of record on April 9, 1999. In addition, the Trust has declared the following dividends:

            RECORD         PAYABLE
AMOUNT       DATE           DATE
------   ------------   -------------
$0.047   May 7, 1999    May 21, 1999
$0.047  June 4, 1999   June 18, 1999

The dividend rate, when annualized, provides a current yield of 6.49 percent, based on the Trust's March 31, 1999, closing NYSE market price of $8.6875 per share. The Trust continues to be a competitive investment alternative in the current low-inflation environment.

LOOKING AHEAD

In the months ahead, U.S. economic growth is likely to moderate as inflation remains contained. Should our economy show signs of inordinately strong growth coupled with unacceptably high levels of inflation, the Federal Reserve may need to reassess its current stance on monetary policy. Accordingly, adjustments to the Trust's maturity and portfolio composition will be made as conditions warrant and attractive opportunities become available.

We would again like to remind shareholders that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. In accordance with this procedure, 914,600 shares of common stock at a weighted average

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST market discount of 6.99 percent of the Trust were purchased on the New York Stock Exchange over the six-month period ended March 31, 1999.

On May 1, 1999, Mitchell M. Merin was named President of the Morgan Stanley Dean Witter Funds. Mr. Merin is also the President and Chief Operating Officer of Asset Management of Morgan Stanley Dean Witter & Co., and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc., the Trust's Investment Manager. He also serves as Chairman, Chief Executive Officer and Director of the Morgan Stanley Dean Witter Distributors Inc. and Morgan Stanley Dean Witter Trust FSB.

We appreciate your ongoing support of Morgan Stanley Dean Witter Government Income Trust and look forward to continuing to serve your investment objectives.

Very truly yours,
/S/ CHARLES A. FIUMEFREDDO                         /S/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                                 MITCHELL M. MERIN
Chairman of the Board                                  President

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

RESULTS OF ANNUAL MEETING

                             *         *         *

On December 17, 1998, an annual meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Edwin J. Garn
For....................  33,034,125
Withheld...............     630,111

John R. Haire
For....................  33,037,361
Withheld...............     626,875

Michael E. Nugent
For....................  33,055,767
Withheld...............     608,469

Philip J. Purcell
For....................  33,077,484
Withheld...............     586,752

The following Trustees were not standing for reelection at this meeting: Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, Dr. Manuel H. Johnson and John
L. Schroeder.

(2) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
ACCOUNTANTS:

    For.....................................................  32,834,490
    Against.................................................     258,869
    Abstain.................................................     570,877

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

PORTFOLIO OF INVESTMENTS March 31, 1999 (unaudited)

PRINCIPAL                      DESCRIPTION
AMOUNT IN                          AND                          COUPON
THOUSANDS                     MATURITY DATE                      RATE        VALUE
--------------------------------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES (60.6%)
            Federal Home Loan Mortgage Corp. (5.5%)
$  3,890    12/01/18 - 02/01/19..............................    9.50 %   $  4,133,486
   9,757    07/01/09 - 08/01/20..............................   10.00       10,525,589
   6,644    08/01/14 - 05/01/19..............................   10.50        7,249,927
                                                                          ------------
                                                                            21,909,002
                                                                          ------------
            Federal National Mortgage Assoc. (36.1%)
  20,164    11/01/08 - 02/01/29..............................    6.00       19,924,678
  40,911    05/01/07 - 10/01/23..............................    6.50       40,875,587
   2,000    04/01/29 (a).....................................    6.50        2,000,156
  35,772    07/01/23 - 04/01/26..............................    7.00       36,263,929
   1,000    04/01/29 (a).....................................    7.00        1,013,750
  21,898    01/01/22 - 11/01/26..............................    7.50       22,493,473
  12,512    12/01/21 - 05/01/25..............................    8.00       13,005,148
   6,399    08/01/17 - 04/01/25..............................    8.50        6,716,781
     690    09/01/13 - 07/01/23..............................    9.00          731,200
   1,571    06/01/18 - 01/01/21..............................    9.50        1,676,591
                                                                          ------------
                                                                           144,701,293
                                                                          ------------
            Government National Mortgage Assoc. (19.0%)
   8,892    03/15/26 - 03/15/29..............................    6.00        8,639,334
  11,856    03/20/26 - 03/20/29..............................    6.50       11,762,962
   3,000    04/01/29 (a).....................................    6.50        2,985,937
  10,836    02/15/24 - 08/15/25..............................    7.00       11,001,916
   7,702    12/15/22 - 06/15/26..............................    7.50        7,927,832
   8,766    11/15/15 - 12/15/21..............................    8.00        9,125,320
  17,269    05/15/16 - 11/15/24..............................    8.50       18,235,336
   5,728    04/15/17 - 2/15/25...............................    9.00        6,112,361
     619    08/15/18 - 08/15/20..............................    9.50          667,220
                                                                          ------------
                                                                            76,458,218
                                                                          ------------
            TOTAL MORTGAGE-BACKED SECURITIES
            (Identified Cost $236,752,019).............................    243,068,513
                                                                          ------------
            U.S. GOVERNMENT & AGENCY OBLIGATIONS (36.7%)
   1,500    Federal Farm Credit Bank
            06/17/05.........................................    5.80        1,506,945
   3,085    Federal Farm Credit Bank
            01/10/05.........................................    5.90        3,110,390
   2,000    Federal Farm Credit Corp.
            09/23/04.........................................    6.30        2,059,840
   1,000    Federal Farm Credit Corp.
            09/24/07.........................................    6.52        1,037,760
  14,000    Federal Home Loan Banks
            02/25/04 - 07/02/12..............................    0.00        9,412,780

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

PORTFOLIO OF INVESTMENTS March 31, 1999 (unaudited) continued

PRINCIPAL                      DESCRIPTION
AMOUNT IN                          AND                          COUPON
THOUSANDS                     MATURITY DATE                      RATE        VALUE
--------------------------------------------------------------------------------------
$  2,000    Federal Home Loan Banks
            04/23/03.........................................    5.785%   $  2,012,700
   1,000    Federal Home Loan Banks
            11/25/08.........................................    5.88          977,000
   1,000    Federal Home Loan Banks
            07/28/08.........................................    5.945         999,090
   2,000    Federal Home Loan Banks
            02/05/08.........................................    5.96        2,000,300
   2,000    Federal Home Loan Banks
            03/17/08.........................................    6.02        2,008,680
   3,500    Federal Home Loan Banks
            10/10/07.........................................    6.20        3,558,625
   2,000    Federal Home Loan Banks
            08/15/07.........................................    6.295       2,045,280
   2,000    Federal Home Loan Mortgage Corp.
            04/15/08.........................................    5.75        1,982,400
   2,500    Federal National Mortgage Assoc.
            02/01/04 - 08/01/04..............................    0.00        1,885,612
   2,000    Federal National Mortgage Assoc.
            01/26/09.........................................    5.80        1,942,360
   1,000    Federal National Mortgage Assoc.
            07/30/07.........................................    6.75        1,012,340
 103,000    Resolution Funding Corp.
            10/15/01 - 10/15/07..............................    0.00       70,908,530
   7,500    U.S. Treasury Note
            02/28/03 - 05/31/03..............................    5.50        7,575,315
   7,500    U.S. Treasury Note
            12/31/02 - 02/15/06..............................    5.625       7,612,850
   2,000    U.S. Treasury Note
            11/15/05.........................................    5.875       2,054,220
   6,000    U.S. Treasury Note
            08/15/07.........................................    6.125       6,273,720
   8,500    U.S. Treasury Note
            02/15/07.........................................    6.25        8,940,300
   2,000    U.S. Treasury Note
            08/15/05.........................................    6.50        2,120,460
   5,000    U.S. Treasury Strip
            02/15/03.........................................    0.00        4,088,150
                                                                          ------------
            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (Identified Cost $141,623,650).............................    147,125,647
                                                                          ------------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

PORTFOLIO OF INVESTMENTS March 31, 1999 (unaudited) continued

PRINCIPAL                      DESCRIPTION
AMOUNT IN                          AND                          COUPON
THOUSANDS                     MATURITY DATE                      RATE        VALUE
--------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS (3.5%)
            U.S. GOVERNMENT AGENCIES (b) (2.2%)
$  2,000    Federal Home Loan Mortgage Corp.
            04/01/99.........................................    4.52 %   $  2,000,000
   4,000    Federal Home Loan Mortgage Corp.
            04/06/99.........................................    4.74        3,997,367
   3,000    Federal Home Loan Mortgage Corp.
            04/09/99.........................................    4.80        2,996,800
                                                                          ------------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Amortized Cost $8,994,167)................................      8,994,167
                                                                          ------------
            REPURCHASE AGREEMENT (1.3%)
   5,224    The Bank of New York due 04/01/99 (dated
             03/31/99; proceeds $5,224,549) (c)
             (Identified Cost $5,223,842)....................    4.875       5,223,842
                                                                          ------------
            TOTAL SHORT-TERM INVESTMENTS
            (Identified Cost $14,218,009)..............................     14,218,009
                                                                          ------------
            TOTAL INVESTMENTS
            (Identified Cost $392,593,678) (d)...............  100.8%      404,412,169

            LIABILITIES IN EXCESS OF OTHER ASSETS............  (0.8)       (3,044,276)
                                                               ----       ------------
            NET ASSETS.......................................  100.0%     $401,367,893
                                                               ====       ============


---------------------
(a) Security purchased on a forward commitment basis with an approximate principal amount. The actual principal amount will be determined upon settlement.
(b) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(c) Collateralized by $2,512,211 U.S. Treasury Bond 13.125% due 05/15/01 valued at $3,038,432 and $5,838,716 U.S. Treasury Note 0.0% due 11/15/14 valued at
    $2,289,887.
(d) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $20,883,594 and the aggregate gross unrealized depreciation is $9,065,103, resulting in net unrealized appreciation of $11,818,491.

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $392,593,678)............................. $404,412,169
Receivable for:
    Interest................................................    2,350,800
    Principal paydowns......................................    1,037,907
Prepaid expenses and other assets...........................        4,810
                                                              -----------

    TOTAL ASSETS............................................  407,805,686
                                                              -----------

LIABILITIES:
Payable for:
    Investments purchased...................................    6,017,503
    Investment management fee...............................      218,282
    Shares of beneficial interest repurchased...............       70,240
Accrued expenses and other payables.........................      131,768
                                                              -----------

    TOTAL LIABILITIES.......................................    6,437,793
                                                              -----------

    NET ASSETS.............................................. $401,367,893
                                                              ===========

COMPOSITION OF NET ASSETS:
Paid-in-capital............................................. $409,809,466
Net unrealized appreciation.................................   11,818,491
Dividends in excess of net investment income................     (116,740)
Accumulated net realized loss...............................  (20,143,324)
                                                              -----------

    NET ASSETS.............................................. $401,367,893
                                                              ===========

NET ASSETS VALUE PER SHARE,
 42,604,000 shares outstanding
 (unlimited shares authorized of $.01 par value)............        $9.42
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

STATEMENT OF OPERATIONS
For the six months ended March 31, 1999 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $13,543,562
                                                              -----------

EXPENSES
Investment management fee...................................    1,230,635
Transfer agent fees and expenses............................      115,844
Custodian fees..............................................       38,758
Shareholder reports and notices.............................       29,355
Registration fees...........................................       25,025
Professional fees...........................................       20,458
Trustees' fees and expenses.................................       11,271
Other.......................................................        4,721
                                                              -----------
    TOTAL EXPENSES..........................................    1,476,067
                                                              -----------

    NET INVESTMENT INCOME...................................   12,067,495
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain...........................................       11,152
Net change in unrealized appreciation.......................  (13,467,966)
                                                              -----------

    NET LOSS................................................  (13,456,814)
                                                              -----------

NET DECREASE................................................  $(1,389,319)
                                                              ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                     FOR THE SIX
                                                     MONTHS ENDED      FOR THE YEAR
                                                      MARCH 31,           ENDED
                                                         1999       SEPTEMBER 30, 1998
--------------------------------------------------------------------------------------
                                                     (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income..............................  $12,067,495       $ 26,458,740
Net realized gain..................................       11,152             18,077
Net change in unrealized appreciation..............  (13,467,966)        16,040,482
                                                     ------------      ------------

    NET INCREASE (DECREASE)........................   (1,389,319)        42,517,299

Dividends from net investment income...............  (12,134,223)       (26,897,809)
Net decrease from transactions in shares of
 beneficial interest...............................   (8,138,681)       (22,353,586)
                                                     ------------      ------------

    NET DECREASE...................................  (21,662,223)        (6,734,096)
NET ASSETS:
Beginning of period................................  423,030,116        429,764,212
                                                     ------------      ------------

    END OF PERIOD
    (Including dividends in excess of net
    investment income of $116,740 and $50,012,
    respectively).................................. $401,367,893       $423,030,116
                                                     ============      ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 1999 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Government Income Trust (the "Trust"), formerly Dean Witter Government Income Trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and as a secondary objective, capital appreciation. The Trust commenced operations on February 29, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 1999 (unaudited) continued

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.60% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended March 31, 1999 aggregated $33,127,449 and $48,039,711, respectively.

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 1999 (unaudited) continued

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At March 31, 1999, the Trust had transfer agent fees and expenses payable of approximately $7,200.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended March 31, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $11,271. At March 31, 1999, the Trust had an accrued pension liability of $52,042 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 1997.................................  46,089,300   $460,893    $444,901,836
Treasury shares purchased and retired (weighted average
 discount 7.73%)*...........................................  (2,570,700)   (25,707)    (22,327,879)
Reclassification due to permanent book/tax differences......          --         --      (5,060,996)
                                                              ----------   --------    ------------
Balance, September 30, 1998.................................  43,518,600    435,186     417,512,961
Treasury shares purchased and retired (weighted average
 discount 6.99%)*...........................................    (914,600)    (9,146)     (8,129,535)
                                                              ----------   --------    ------------
Balance, March 31, 1999.....................................  42,604,000   $426,040    $409,383,426
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

5. DIVIDENDS

On March 31, 1999, the Trust declared the following dividends from net investment income:

 AMOUNT        RECORD         PAYABLE
PER SHARE       DATE            DATE
---------   -------------  --------------
 $.047      April 9, 1999  April 23, 1999
 $.047       May 7, 1999    May 21, 1999
 $.047      June 4, 1999   June 21, 1999

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 1999 (unaudited) continued

6. FEDERAL INCOME TAX STATUS

At September 30, 1998, the Trust had a net capital loss carryover of approximately $20,152,000, to offset future capital gains to the extent provided by regulations, available through September 30 of the following years:

                     AMOUNT IN THOUSANDS
-------------------------------------------------------------
        1999              2000       2003       2004     2006
---------------------   --------   --------   --------   ----
        $191             $8,299     $9,638     $2,019     $5
        ====             ======     ======     ======     ==

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $2,000 during fiscal 1998.

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                             FOR THE SIX               FOR THE YEAR ENDED SEPTEMBER 30,
                                                            MONTHS ENDED     ----------------------------------------------------
                                                           MARCH 31, 1999*     1998       1997       1996       1995       1994
---------------------------------------------------------------------------------------------------------------------------------
                                                             (unaudited)
SELECTED PER SHARE DATA:

Net asset value, beginning of period.....................       $ 9.72         $ 9.32     $ 9.08     $ 9.17     $ 8.69     $ 9.54
                                                                ------         ------     ------     ------     ------     ------

Income (loss) from investment operations:
 Net investment income...................................         0.28           0.59       0.61       0.60       0.58       0.62
 Net realized and unrealized gain (loss).................        (0.31)          0.37       0.19      (0.14)      0.43      (0.77)
                                                                ------         ------     ------     ------     ------     ------

Total income (loss) from investment operations...........        (0.03)          0.96       0.80       0.46       1.01      (0.15)
                                                                ------         ------     ------     ------     ------     ------

Less dividends from net investment income................        (0.28)         (0.60)     (0.60)     (0.60)     (0.60)     (0.73)
                                                                ------         ------     ------     ------     ------     ------

Anti-dilutive effect of acquiring treasury shares........         0.01           0.04       0.04       0.05       0.07       0.03
                                                                ------         ------     ------     ------     ------     ------

Net asset value, end of period...........................       $ 9.42         $ 9.72     $ 9.32     $ 9.08     $ 9.17     $ 8.69
                                                                ======         ======     ======     ======     ======     ======

Market value, end of period..............................       $8.688         $ 9.00     $8.438     $ 8.25     $ 8.25     $7.875
                                                                ======         ======     ======     ======     ======     ======

TOTAL RETURN+............................................        (0.37)%(1)     14.26%      9.86%      7.31%     12.97%     (5.97)%

RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................         0.71 %(2)      0.70%      0.73%      0.73%      0.71%      0.70%

Net investment income....................................         5.84 %(2)      6.27%      6.60%      6.56%      6.50%      6.73%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..................     $401,368       $423,030   $429,764   $439,896   $475,471   $486,634

Portfolio turnover rate..................................            8 %(1)        16%        19%        21%        25%        59%

---------------------
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

BOARD OF DIRECTORS
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Rajesh F. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.


MORGAN STANLEY
DEAN WITTER
GOVERNMENT
INCOME TRUST





Semiannual Report
March 31, 1999